Exhibit 99.1

TOWNSQUARE MEDIA, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Basis of Presentation

The unaudited pro forma consolidated financial information has been compiled from underlying consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and gives effect to the acquisition of Heartland Group LLC and its subsidiaries ("Heartland"), including North American Midway Entertainment, LLC, as well as the incremental borrowings of $45 million due in 2022 (the "Incremental Term Loans") and the issuance by Townsquare Media, Inc. ("Townsquare") of $5.5 million (481,948 shares) of Townsquare Class A common stock (the "Issuance") which, together with cash on hand, were used by a subsidiary of Townsquare to finance the $75.5 million purchase price for the acquisition of Heartland. We refer to the acquisition of Heartland together with our borrowings under the Incremental Term Loans and the Issuance collectively as the “Heartland Acquisition”. The unaudited pro forma consolidated financial information also gives effect to the April 2015 issuance by Townsquare of $300.0 million of its new 6.5% Senior Notes due 2023 (the "2023 Notes") and its entry into a new Senior Secured Credit Facility, including a new seven year, $275.0 million term loan facility (the "Term Loan"), which proceeds together with the proceeds from the 2023 Notes were used to redeem all of the then outstanding indebtedness of Townsquare and its wholly owned subsidiaries (the "Refinancing"), and gives effect to the pro forma tax impact of the conversion of Townsquare to a corporation in connection with its initial public offering in July 2014 (the "IPO").

The following unaudited pro forma consolidated statement of operations for the twelve and six month periods ended December 31, 2014 and June 30, 2015, respectively, give effect to the Heartland Acquisition, the Refinancing, and the IPO as if they had occurred on January 1, 2014. The following unaudited pro forma consolidated balance sheet information at June 30, 2015 gives effect to the Heartland Acquisition and the Refinancing as if they had occurred on June 30, 2015. The adjustments and reclassifications are factually supportable and are expected to have a continuing impact on Townsquare.

The underlying information for Townsquare has been derived from the audited consolidated financial statements of Townsquare contained in Townsquare’s Annual Report on Form 10-K for the year ended December 31, 2014 and from the unaudited consolidated financial statements as of and for the period ended June 30, 2015 contained in Townsquare’s Quarterly Report on Form 10-Q for the six months ended June 30, 2015. The underlying information for Heartland has been derived from the audited consolidated financial statements of Heartland for the year ended December 31, 2014 and from their unaudited consolidated financial statements as of and for the six months ended June 30, 2015. This unaudited pro forma consolidated financial information is not intended to reflect the financial position and results which would have actually resulted had the Heartland Acquisition been effected on the dates indicated and does not include any synergies associated with the acquisition and integration of Heartland. Further, the pro forma consolidated results of operations are not necessarily indicative of the consolidated results of operations that may be obtained in the future.

The Heartland Acquisition will be accounted for as a business combination using the acquisition method of accounting. The pro forma information presented, including the allocation of the purchase price, is based on preliminary estimates of the fair values of assets acquired and liabilities assumed, available information as of the date of this Form 8-K/A and management assumptions. The final purchase price allocation is dependent on, among other things, the finalization of the preliminary asset and liability valuations by our independent appraisal firms. Therefore, the actual adjustments may differ from the pro forma adjustments, and the differences may be material. Any final adjustments will change the allocation of purchase price, which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma consolidated financial information, including, among other things, a change to goodwill.

TOWNSQUARE MEDIA, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The Heartland preliminary purchase price allocation is shown in the following table. The Company will continue to assess the Heartland purchase price allocation, and anticipates completing the final purchase price allocation in the fourth quarter of 2015.

(in thousands)
Current assets	$6,552
Customer relationships	10,600
Trade name	5,600
Other intangibles	1,000
Property and equipment	40,024
Goodwill	42,477
Non-controlling interest	(225)
Accounts payable and accrued expenses	(13,872)
Deferred tax liabilities	(17,576)
Total purchase price	$74,580

Summary of significant accounting policies
The unaudited pro forma financial statements have been compiled in a manner consistent with the accounting policies adopted by Townsquare. Certain financial information of Heartland has been reclassified to conform to Townsquare’s presentation. The following pro forma financial information should be read in conjunction with:

•	The accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements;

•	The consolidated financial statements of Townsquare Media, Inc. for the year ended December 31, 2014 and the notes thereto;

•	The consolidated financial statements of Townsquare Media, Inc. for the six months ended June 30, 2015 and the notes thereto; and

•	The consolidated financial information of Heartland Group LLC for the year ended December 31, 2014, the six months ended June 30, 2015, and the notes relating thereto, included in this Form 8-K/A.

TOWNSQUARE MEDIA, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2015
(in thousands of U.S. dollars, except per share data)

	Townsquare Media, Inc.	Heartland Group LLC	Pro Forma Adjustments for the Heartland Acquisition	Note	Townsquare Media Pro Forma for the Heartland Acquisition	Pro Forma Adjustments for the Refinancing and IPO	Note	Townsquare Media, Inc. Pro Forma
Net revenue	$198,634	$24,988	$—		$223,622	$—		$223,622

Operating costs and expenses:
Direct operating expenses, excluding depreciation, amortization and stock-based compensation	143,626	31,975	—		175,601	—		175,601
Depreciation and amortization	7,284	2,509	(76)	(1)	9,717	—		9,717
Corporate expenses	11,843	—	—		11,843	—		11,843
Stock-based compensation	1,403	—	—		1,403	—		1,403
Transaction costs	172	—	—		172	—		172
Net loss (gain) on sale of assets	14	(104)	—		(90)	—		(90)
Total operating costs and expenses	164,342	34,380	(76)		198,646	—		198,646
Operating income	34,292	(9,392)	76		24,976	—		24,976

Other expenses:
Interest expense	18,807	436	556	(2)	19,799	(2,342)	(4)	17,457
Loss on debt extinguishment	30,017	—	—		30,017	(30,017)	(5)	—
Foreign currency exchange loss	—	318	—		318	—		318
Other expense, net	84	—	—		84	—		84
(Loss) income before income taxes	(14,616)	(10,146)	(480)		(25,242)	32,359		7,117
(Benefit from) provision for income taxes	(6,013)	(697)	(3,431)	(3)	(10,141)	13,312	(6)	3,171
Net (loss) income	$(8,603)	$(9,449)	$2,951		$(15,101)	$19,047		$3,946

Net (loss) income attributable to:
Controlling interests	$(9,036)	$(9,484)	$2,951		$(15,569)	$19,047		$3,478
Non-controlling interests	$433	$35	$—		$468	$—		$468

Net (loss) income per share:
Basic	$(0.50)							$0.22
Diluted	$(0.50)							$0.14

Weighted average shares outstanding:
Basic	17,374	—	482		17,856	—		17,856
Diluted	17,374	—	482		17,856	10,637		28,493
See Accompanying Notes to Pro Forma Unaudited Consolidated Statement of Operations

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2015

(1)	Pro forma adjustments to depreciation and amortization for the Heartland Acquisition include the following:

	Removal of historical Heartland depreciation	$(2,509)
	Inclusion of Heartland depreciation based on estimated fair market value of property and equipment	1,666
	Inclusion of Heartland intangible amortization based on estimated fair market value of intangibles	767

	Total	$(76)

(2)	Pro forma adjustments to interest expense related to the Heartland Acquisition include the following:

	Removal of historical interest expense of Heartland	$(436)
	Inclusion of interest expense on the Incremental Term Loans at an interest rate of L + 325 bps	951
	Inclusion of amortization of deferred financing fees related to the Incremental Term Loan	41

	Total	$556

(3)	Pro forma adjustments to (benefit from) provision for income taxes related to the Heartland Acquisition include the following:

	Inclusion of provision for income taxes on Heartland U.S.-based income at an assumed corporate income tax rate of 41.1%	$(3,233)
	Inclusion of income tax benefit on interest expense related to the Incremental Term Loans at an assumed corporate income tax rate of 41.1%	(229)
	Inclusion of income tax benefit on depreciation and amortization at an assumed corporate income tax rate of 41.1%	31

	Total	$(3,431)

(4)	Pro forma adjustments to interest expense related to the Refinancing include the following:

	Removal of historical interest expense of Townsquare	$(18,807)
	Inclusion of interest expense on 2023 Notes at an interest rate of 6.50%	9,750
	Inclusion of interest expense on Term Loan at an interest rate of L + 325 bps	5,825
	Inclusion of commitment fees on undrawn Revolver	124
	Inclusion of interest expense recognized on capitalized lease obligation	9
	Inclusion of amortization of deferred financing fees related to 2023 Notes, Term Loan and Revolver	757

	Total	$(2,342)

(5)	Reflects removal of historical net loss on debt extinguishment related to the Refinancing	$(30,017)

(6)	Reflects inclusion of provision for income taxes related to the Refinancing at an assumed corporate income tax rate of 41.1%	$13,312

TOWNSQUARE MEDIA, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014
(in thousands of U.S. dollars, except per share data)

	Townsquare Media, Inc.	Heartland Group LLC	Pro Forma Adjustments for the Heartland Acquisition	Note	Townsquare Media Pro Forma for the Heartland Acquisition	Pro Forma Adjustments for the Refinancing and IPO	Note	Townsquare Media, Inc. Pro Forma
Net revenue	$373,892	$92,944	$—		$466,836	$—		$466,836

Operating costs and expenses:
Direct operating expenses, excluding depreciation, amortization and stock-based compensation	253,440	81,951	—		335,391	—		335,391
Depreciation and amortization	16,878	4,708	157	(1)	21,743	—		21,743
Corporate expenses	24,996	—	—		24,996	—		24,996
Stock-based compensation	37,739	—	—		37,739	—		37,739
Transaction costs	217	—	—		217	—		217
Net loss (gain) on sale of assets	90	(16)	—		74	—		74
Total operating costs and expenses	333,360	86,643	157		420,160	—		420,160
Operating income	40,532	6,301	(157)		46,676	—		46,676

Other expenses:
Interest expense	46,502	949	1,067	(2)	48,518	(13,445)	(4)	35,073
Loss on debt extinguishment	—	—	—		—	30,017	(5)	30,017
Foreign currency exchange loss	—	(307)	—		(307)	—		(307)
Other expense, net	111	—	—		111	—		111
(Loss) income before income taxes	(6,081)	5,659	(1,224)		(1,646)	(16,572)		(18,218)
Provision for (benefit from) income taxes	10,872	1,389	(277)	(3)	11,984	(19,797)	(6)	(7,813)
Net (loss) income	$(16,953)	$4,270	$(947)		$(13,630)	$3,225		$(10,405)

Net (loss) income attributable to:
Controlling interests	$(17,372)	$4,200	$(947)		$(14,119)	$3,225		$(10,894)
Non-controlling interests	$419	$70	$—		$489	$—		$489

Net (loss) income per share:
Basic	$(1.41)							$(0.83)
Diluted	$(1.41)							$(0.83)

Weighted average shares outstanding:
Basic	12,013	—	482		12,495	—		12,495
Diluted	12,013	—	482		12,495	—		12,495
See Accompanying Notes to Pro Forma Unaudited Consolidated Statement of Operations

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014

(1)	Pro forma adjustments to depreciation and amortization for the Heartland Acquisition include the following:

	Removal of historical Heartland depreciation	$(4,708)
	Inclusion of Heartland depreciation based on estimated fair market value of property and equipment	3,332
	Inclusion of Heartland intangible amortization based on estimated fair market value of intangibles	1,533

	Total	$157

(2)	Pro forma adjustments to interest expense related to the Heartland Acquisition include the following:

	Removal of historical interest expense of Heartland	$(949)
	Inclusion of interest expense on the Incremental Term Loans at an interest rate of L + 325 bps	1,932
	Inclusion of amortization of deferred financing fees related to the Incremental Term Loan	84

	Total	$1,067

(3)	Pro forma adjustments to provision for (benefit from) income taxes related to the Heartland Acquisition include the following:

	Inclusion of provision for income taxes on Heartland U.S.-based income at an assumed corporate income tax rate of 39.4%	$205
	Inclusion of income tax benefit on interest expense related to the Incremental Term Loans at an assumed corporate income tax rate of 39.4%	(420)
	Inclusion of income tax benefit on depreciation and amortization at an assumed corporate income tax rate of 39.4%	(62)

	Total	$(277)

(4)	Pro forma adjustments to interest expense related to the Refinancing include the following:

	Removal of historical interest expense of Townsquare	$(46,502)
	Inclusion of interest expense on 2023 Notes at an interest rate of 6.50%	19,500
	Inclusion of interest expense on Term Loan at an interest rate of L + 325 bps	11,805
	Inclusion of commitment fees on undrawn Revolver	250
	Inclusion of interest expense recognized on capitalized lease obligation	23
	Inclusion of amortization of deferred financing fees related to 2023 Notes, Term Loan and Revolver	1,479

	Total	$(13,445)

(5)	Reflects inclusion of historical net loss on debt extinguishment related to the Refinancing	$30,017

(6)	Pro forma adjustments to provision for (benefit from) income taxes related to the Refinancing and IPO include the following:

	Removal of historical Townsquare Media, Inc. provision for income taxes	$(10,872)
	Inclusion of pro forma benefit for income taxes related to the conversion of Townsquare Media, LLC to a corporation at an assumed corporate income tax rate of 39.4%	(2,396)
	Inclusion of pro forma benefit for income taxes related to the Refinancing at an assumed corporate income tax rate of 39.4%	(6,529)

	Total	$(19,797)

TOWNSQUARE MEDIA, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2015
(in thousands of U.S. dollars, except share data)

	Townsquare Media, Inc.	Heartland Group LLC	Pro Forma Adjustments for the Heartland Acquisition	Note	Townsquare Media, Inc. Pro Forma
ASSETS
Current assets:
Cash	$30,383	$1,782	$(25,869)	(1)	$6,296
Accounts receivable	62,685	—	—		62,685
Prepaid expenses and other current assets	10,462	1,729	—		12,191
Total current assets	103,530	3,511	(25,869)		81,172

Property and equipment, net	96,204	34,295	5,729	(2)	136,228
Intangible assets, net	505,762	2,337	14,863	(3)	522,962
Goodwill	249,109	—	36,077	(4)	285,186
Deferred financing costs, net	9,433	—	721	(5)	10,154
Investments	484	—	—		484
Other assets	341	—	—		341
Total assets	$964,863	$40,143	$31,521		$1,036,527

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$8,501	$1,922	$—		$10,423
Current portion of long-term debt	2,912	10,071	(9,621)	(6)	3,362
Deferred revenue	17,597	—	—		17,597
Accrued expenses and other current liabilities	15,513	2,318	—		17,831
Accrued interest	4,907	466	(466)	(7)	4,907
Total current liabilities	49,430	14,777	(10,087)		54,120

Long-term debt	571,732	12,119	32,431	(8)	616,282
Deferred tax liability	5,631	306	17,270	(9)	23,207
Other long-term liabilities	1,265	—	—		1,265
Total liabilities	628,058	27,202	39,614		694,874

Total common stock	174	—	5	(10)	179
Additional paid-in capital	353,288	—	5,495	(11)	358,783
Accumulated deficit	(17,475)	15,815	(16,692)	(12)	(18,352)
Accumulated other comprehensive income	—	(2,862)	2,862	(13)	—
Non-controlling interest	818	(12)	237	(14)	1,043
Total liabilities and stockholders' equity	$964,863	$40,143	$31,521		$1,036,527

See Accompanying Notes to Pro Forma Unaudited Consolidated Balance Sheet

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2015

(1)	To give effect to changes in cash related to the Heartland Acquisition.

	Sources of funds
	Proceeds from Incremental Term Loan	$45,000
	Heartland Acquisition pro forma working capital adjustment	729
	Total sources	$45,729

	Uses of funds
	Cash portion of the Heartland Acquisition purchase price	$70,000
	Financing related fees and expenses	721
	Acquisition related fees and expenses	877
	Total uses	$71,598

	Net changes in sources and uses of funds	$(25,869)

(2)	Property and equipment has been revised to reflect preliminary allocations of fair value.	$5,729	(a)

(3)	Intangibles, net has been revised to reflect preliminary allocations of fair value.	$14,863	(a)

(4)	Goodwill has been revised to reflect purchase accounting.	$36,077	(a)

(5)	Record transaction costs for the Incremental Term Loans related to the Heartland Acquisition	$721

(6)	Pro forma adjustments to the current portion of long-term debt related to the Incremental Terms Loans.

	Removal of the historical current portion of long-term debt of Heartland	$(10,071)
	Inclusion of the current portion of the Incremental Term Loans	450
	Total	$(9,621)

(7)	Reflects removal of historical Heartland accrued interest	$(466)

(8)	Pro forma adjustments to long-term debt related to the Incremental Terms Loans related to the Heartland Acquisition.

	Removal of the historical long-term debt of Heartland	$(12,119)
	Inclusion of the long-term portion of the Incremental Term Loans	44,550
	Total	$32,431

(9)	Pro forma adjustments to deferred tax liability related to the Heartland Acquisition

	Reflects removal of historical deferred taxes of Heartland	$(306)
	Inclusion of deferred taxes related to the book versus tax basis differences of certain assets acquired	17,576
	Total	$17,270

(11)	Record the additional paid-in capital related to the issuance of 481,948 shares of Townsquare Class A common stock issued in connection with the Heartland Acquisition	$5,495

(12)	Reflects adjustments to accumulated (deficit) earnings related to the Heartland Acquisition.

	Removal of the historical accumulated earnings of Heartland	$(15,815)
	Record transaction fees	(877)
	Total	$(16,692)

(13)	Reflects removal of historical accumulated other comprehensive (loss) of Heartland	$2,862

(14)	Reflects adjustments to noncontrolling interest related to the Heartland Acquisition.

	Removal of Heartland historical noncontrolling interest	$12
	Inclusion of non-controlling interest to reflect preliminary allocations of fair value	225	(a)
	Total	$237

(a)
The estimated fair values of property and equipment, intangible assets, goodwill and non-controlling interest are based on management's best estimates of fair value for the preparation of the pro form financial information, and is subject to final management analysis with the assistance of valuation advisers at the completion of the Heartland Acquisition measurement period.